                  GENWORTH LIFE INSURANCE COMPANY OF NEW YORK

             GUARANTEED MINIMUM WITHDRAWAL BENEFIT FOR LIFE RIDER
--------------------------------------------------------------------------------

General Features

This rider provides for a guaranteed minimum withdrawal benefit for the life of the Annuitant(s). The Purchase Payment Benefit Amount, Roll-Up Value and Maximum Anniversary Value on the Contract Date are equal to the initial Purchase Payment. The Benefit Base is used to calculate the guaranteed minimum withdrawal benefit. The Benefit Base does not impact the Contract Value, Surrender Value, Death Benefit or Income Payment under the Contract. Gross Withdrawals taken under this rider reduce the Contract Value by the amount of the Gross Withdrawal. Under this rider, at the time the Contract is issued or when an Annuitant is added to the Contract, Annuitant(s) must be age [45] through age [85]. There is a charge for this rider that is calculated [quarterly] as a percentage of the Benefit Base and deducted [quarterly] from the Contract Value.

In order to obtain the full benefit described in this rider, your withdrawals must be limited. You must allocate all Purchase Payments and Contract Value to the Investment Strategy at all times. You may terminate this rider apart from the Contract on any Contract anniversary on or after the [5/th/] Contract anniversary (see When this Rider is Effective on page 7).

The Benefit Base and the Withdrawal Factor are used to determine the Withdrawal Limit. Any additional Purchase Payment will be applied to the Purchase Payment Benefit Amount and may be applied to the Roll-Up Value on the Valuation Day the additional Purchase Payment is received (see Purchase Payments and Roll-Up Value on page 4). You may reset your Maximum Anniversary Value to the Contract Value subject to the terms and requirements described below (see Maximum Anniversary Value and Reset on page 5).

The Withdrawal Limit is the total amount that you may withdraw in a Benefit Year without reducing the guaranteed minimum withdrawal benefit provided under this rider. The Withdrawal Limit equals the Benefit Base multiplied by the Withdrawal Factor (see Guaranteed Minimum Withdrawal Benefit on page 3). The Withdrawal Factor is established based on the age of the younger Annuitant on the earlier of the Valuation Day of the first Gross Withdrawal and the Valuation Day when the Contract Value is reduced to [$100].

If a Gross Withdrawal plus all prior Gross Withdrawals in a Benefit Year is in excess of the Withdrawal Limit, your Purchase Payment Benefit Amount, Roll-Up Value and Maximum Anniversary Value are reduced (see Excess Withdrawals on page
6). The Roll-Up Value will not increase after this date.

The Purchase Payment Benefit Amount is an amount used to calculate the Benefit Base. Generally, the Purchase Payment Benefit Amount will equal your Purchase Payment(s). If no withdrawals are taken prior to the later of the [10/th/] anniversary of the Contract Date and the date the older Annuitant turns age [65] your Purchase Payment Benefit Amount will equal the sum of (a) plus (b), where:
   (a) is [200%] of Purchase Payments made in the [first] Contract year; and
   (b) Purchase Payments received after the [first] Contract year.

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The Roll-Up Value is an amount used to calculate the Benefit Base. The Roll-Up
Value may be adjusted based on the daily roll-up factor. On each Contract anniversary, if the Maximum Anniversary Value is greater than the current Roll-Up Value, the Roll-Up Value will be increased to the Maximum Anniversary Value. The Roll-Up Value will continue to increase until the date of the first withdrawal or the later of the [10/th/] anniversary of the Contract Date and the date the older Annuitant turns age [65]. The Roll-Up Value will not increase after this date.

Subsequent Purchase Payment(s) applied to your Contract generally will adjust your Purchase Payment Benefit Amount and may adjust your Roll-Up Value as described in the Roll-Up Value section. We reserve the right not to adjust the Purchase Payment Benefit Amount and/or the Roll-Up Value for any additional Purchase Payment(s) in order to control future risks under this rider. If we decide not to make adjustments, we will notify you [45] days prior to enacting this restriction.

The Maximum Anniversary Value is an amount used to calculate the Benefit Base. The Maximum Anniversary Value on the Contract Date is equal to the initial Purchase Payment. On each Contract anniversary, if the Contract Value is greater than the current Maximum Anniversary Value, the Maximum Anniversary Value will be increased to the Contract Value. If this day is not a Valuation Day, this reset will occur on the next Valuation Day. On the Valuation Day we reset your Maximum Anniversary Value, we will reset the Investment Strategy to the current Investment Strategy and reset the charges for this rider. The new charges, which may be higher than your previous charges, will never exceed the maximum rider charge of 2.00%. Resets will occur automatically unless such automatic resets are or have been terminated.

Prior to the Annuity Commencement Date, at the death of any Annuitant, a Death Benefit may be payable under this Contract. The amount of any Death Benefit payable will be the greater of (a) and (b), where:
   (a) is the Death Benefit as calculated under the base Contract; and
   (b) is any amount payable by any other optional death benefit rider, if applicable.

The Death Benefit payable will be paid according to the distribution rules under the Contract. All other Death Provisions under the Contract and any optional death benefit riders, including distribution rules, apply.

Terms and Procedures

All rider terms will have the same meaning as under the Contract, unless otherwise stated.

Asset Allocation Model(s) -- The Asset Allocation Model(s) shown on the Contract Data Pages.

Benefit Base -- The amount used to calculate the Withdrawal Limit. The Benefit Base is only used to determine benefits under this rider. The Benefit Base is not the Contract Value.

Benefit Year -- Each one-year period following the Contract Date and each anniversary of that date.

Designated Subaccounts -- The Designated Subaccounts shown on the Contract Data Pages.

Gross Withdrawal -- An amount withdrawn from Contract Value including any surrender charge, any taxes withheld and any applicable premium taxes.

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Investment Strategy -- The Asset Allocation Model(s) and/or Designated
Subaccounts for this rider.

Maximum Anniversary Value -- An amount used to calculate the Benefit Base.

Purchase Payment Benefit Amount -- An amount used to calculate the Benefit Base.

Roll-Up Value -- An amount used to calculate the Benefit Base. The Roll-Up Value on the Contract Date is equal to the initial Purchase Payment. The Roll-Up Value is only used to determine benefits under this rider. The Roll-Up Value is not the Contract Value.

Withdrawal Factor -- The percentage shown on the Contract Data Pages used to establish the Withdrawal Limit.

Withdrawal Limit -- The total amount you may withdraw in a Benefit Year without reducing the guaranteed minimum withdrawal benefit provided under this rider. The Withdrawal Limit equals the Benefit Base multiplied by the Withdrawal Factor.

Investment Strategy

You must allocate all Purchase Payments and Contract Value to the Investment Strategy at all times. The Investment Strategy options are shown on the Contract Data Pages and may include Designated Subaccounts and/or Asset Allocation Models.

Reallocations

You may reallocate Contract Value within the Investment Strategy by submitting a transfer request. We reserve the right to assess a charge for transfers in accordance with the terms of the Contract to which this rider is attached. The maximum transfer charge is shown on the Contract Data Pages.

On a monthly basis, we will rebalance Contract Value to the Subaccounts in accordance with the percentages allocated. In addition, on any Valuation Day after any transaction involving a withdrawal, receipt of a Purchase Payment or a transfer of Contract Value, we will rebalance Contract Value to the Subaccounts in accordance with the percentages allocated, unless you instruct us otherwise. Your allocation instructions must always comply with the Investment Strategy.

Allocations outside of the Investment Strategy are not allowed.

The Guarantee Account, if any, under the Contract will not be available as an Investment Option under this rider for as long as this rider is in effect.

Guaranteed Minimum Withdrawal Benefit

If you limit total Gross Withdrawals in a Benefit Year to an amount no greater than the Withdrawal Limit, then you will be eligible to receive total Gross Withdrawals in each Benefit Year equal to the Withdrawal Limit until the last death of an Annuitant.

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Withdrawal Limit
The Withdrawal Limit is calculated on each Valuation Day. The Withdrawal Limit equals the Benefit Base multiplied by the Withdrawal Factor. The Withdrawal Factor percentages are shown on the Contract Data Pages.

The Withdrawal Factor is based on the age of the younger Annuitant. The Withdrawal Factor will be fixed on the earlier of the Valuation Day of the first withdrawal and the Valuation Day when the Contract Value is reduced to [$100].

Benefit Base
The Benefit Base is an amount used to establish the Withdrawal Limit. The Benefit Base on the Contract Date is equal to the initial Purchase Payment. On each Valuation Day, the Benefit Base is the greatest of the Purchase Payment Benefit Amount, the Roll-Up Value and the Maximum Anniversary Value. The Benefit Base may change as a result of a Purchase Payment, withdrawal, or reset as described below.

Purchase Payments
Any Purchase Payment applied to your Contract will adjust your Purchase Payment Benefit Amount and may adjust your Roll-Up Value as described in the Roll-Up Value section below. You must allocate all Purchase Payments and Contract Value to the Investment Strategy at all times.

We reserve the right to not adjust the Purchase Payment Benefit Amount and/or the Roll-Up Value for any additional Purchase Payments.

Purchase Payment Benefit Amount
The Purchase Payment Benefit Amount will equal your Purchase Payment(s) unless adjusted as described in this provision.

If no withdrawals are taken prior to the later of the [10/th/] anniversary of the Contract Date and the date the older Annuitant turns age [65], your Purchase Payment Benefit Amount will equal the sum of (a) plus (b), where:
   (a) is [200%] of Purchase Payments made in the [first] Contract year; and
   (b) Purchase Payments received after the [first Contract year].

On any Valuation Day you make a Gross Withdrawal, if that Gross Withdrawal plus all prior Gross Withdrawals within that Benefit Year is in excess of the Withdrawal Limit, your Purchase Payments Benefit Amount will be reduced on a pro-rata basis by the excess amount as described in the Excess Withdrawals section below.

Roll-Up Value
The Roll-Up Value on the Contract Date is equal to the initial Purchase Payment. We will increase your Roll-Up Value on each day. The new Roll-Up Value is equal to the sum of (a) and (b), multiplied by (c), where:
   (a) is the Roll-Up Value on the prior day;
   (b) is any Purchase Payment(s) made on the prior Valuation Day; and
   (c) is the daily roll-up factor shown on the Contract Data Pages.

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On each Contract anniversary, if the Maximum Anniversary Value is greater than the current Roll-Up Value, the Roll-Up Value will be increased to the Maximum Anniversary Value. If this day is not a Valuation Day, this adjustment will occur on the next Valuation Day. The Roll-Up Value will continue to increase until the date of the first withdrawal or the later of the [10/th/] anniversary of the Contract Date and the date the older Annuitant turns age [65]. The Roll-Up Value will not increase after this date.

On any Valuation Day you make a Gross Withdrawal, if that Gross Withdrawal plus all prior Gross Withdrawals within that Benefit Year is in excess of the Withdrawal Limit, your Roll-Up Value will be reduced on a pro-rata basis by the excess amount as described in the Excess Withdrawals section below. The Roll-Up Value will not increase after this date.

Maximum Anniversary Value and Reset
The Maximum Anniversary Value on the Contract Date is equal to the initial Purchase Payment. On each Contract anniversary, if the Contract Value is greater than the current Maximum Anniversary Value, the Maximum Anniversary Value will be increased to the Contract Value. If this day is not a Valuation Day, this reset will occur on the next Valuation Day.

On any Valuation Day you make a Gross Withdrawal, if that Gross Withdrawal plus all prior Gross Withdrawals within that Benefit Year is in excess of the Withdrawal Limit, your Maximum Anniversary Value will be reduced on a pro-rata basis by the excess amount as described in the Excess Withdrawals section below.

On the Valuation Day we reset your Maximum Anniversary Value, we will reset the Investment Strategy to the current Investment Strategy and reset the charges for this rider. The new charges, which may be higher than your previous charges, will never exceed the maximum rider charge of 2.00%.

Resets will occur automatically unless such automatic resets are or have been terminated as described below.

Automatic resets will continue until and unless:
   (a) you submit a written request to terminate automatic resets (such request must be received at least [15 days] prior to the Contract anniversary date);
   (b) the Investment Strategy changes, allocations are affected, and we do not receive confirmation of new allocations;
   (c) the Annuity Commencement Date is reached; or
   (d) there is a change in ownership of the Contract.

If automatic resets have terminated, you may later reinstate automatic resets for any future Contract anniversary by submitting a written request to do so; provided you are following the Investment Strategy and you have not reached the Annuity Commencement Date.

Any change to the charges or to the required Investment Strategy for this rider will be communicated to you in writing prior to the Contract anniversary date. Upon reset, these changes will apply. The reset provision will end if, on the Contract anniversary, any Annuitant is older than the maximum reset age as shown on the Contract Data Pages.

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Excess Withdrawals

If a Gross Withdrawal plus all prior Gross Withdrawals within a Benefit Year is in excess of the Withdrawal Limit, your Purchase Payment Benefit Amount, Roll-Up Value and Maximum Anniversary Value will be recalculated to reflect a pro-rata reduction for each dollar that is in excess of your Withdrawal Limit. Your new Purchase Payment Benefit Amount, Roll-Up Value and Maximum Anniversary Value after such a withdrawal will be calculated by multiplying each of (a) by
(b), divided by (c), where:
   (a) is the Purchase Payment Benefit Amount, Roll-Up Value and Maximum Anniversary Value before the Gross Withdrawal;
   (b) is the Contract Value after the Gross Withdrawal; and
   (c) is the Contract Value before the Gross Withdrawal reduced by any remaining Withdrawal Limit.

For purposes of (c) above, "any remaining Withdrawal Limit" is the Gross Withdrawal that could have been taken without exceeding the Withdrawal Limit.

If the total Gross Withdrawals in a Benefit Year are less than or equal to the Withdrawal Limit, we will waive any surrender charge on the Gross Withdrawals.

Required Minimum Distributions
The Withdrawal Limit will be increased for any Benefit Year to the extent necessary to meet any minimum distribution requirements (before death) under federal tax law. This increase applies only to the required minimum distribution based on the value of the Contract.

Reduction in Contract Value

After taking a withdrawal, your Contract Value may be less than the amount required to keep your Contract in effect. In this event, or if your Contract Value is less than or equal to [$100], the following will occur:
  . If the Withdrawal Limit is less than [$100], we will pay you the greater of the following:
      (a) the Contract Value; and
      (b) a lump sum equal to the present value of future lifetime payments in the amount of the Withdrawal Limit calculated using the [2000 Annuity Mortality Table] and an interest rate of [3%].
  . If the Withdrawal Limit is greater than [$100], we will begin Income Payments. We will make payments of a fixed amount for the life of the Annuitant or, if there are Joint Annuitants, the last surviving Annuitant. The fixed amount payable annually will equal the most recently calculated Withdrawal Limit. We will make payments monthly unless agreed otherwise. If the monthly amount is less than [$100], we will reduce the frequency, to no less than annual, so that the payment will be at least [$100].

Death Provisions

At the death of any Annuitant, a Death Benefit may be payable under the Contract. The Death Benefit, if any, will be paid according to the distribution rules under the Contract. All other Death Provisions under the Contract and any optional death benefit riders, including distribution rules, apply.

If the designated beneficiary is a surviving spouse who is not an Annuitant, whose age is [45] through [85], and who elects to continue the Contract as the new Owner, this rider will continue.

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The Purchase Payment Benefit Amount, Roll-Up Value and Maximum Anniversary
Value for the new Owner will be the Death Benefit determined as of the first Valuation Day we receive at our [Service Center] due proof of death and all required forms. The Withdrawal Factor for the new Owner will be based on the age of that Owner on the date of the first Gross Withdrawal for that Owner.

If the designated beneficiary is a surviving spouse who is an Annuitant and who elects to continue the Contract as the Owner, this rider will continue. The Purchase Payment Benefit Amount, Roll-Up Value and Maximum Anniversary Value will be the same as it was under the Contract for the deceased Owner. If no withdrawals were taken prior to the first Valuation Day we receive due proof of death and all required forms at our [Service Center], the Withdrawal Factor for the surviving spouse will be established based on the age of the surviving spouse on the date of the first Gross Withdrawal for the surviving spouse. Otherwise, the Withdrawal Factor will continue as it was under the Contract for the deceased Owner.

If the surviving spouse cannot continue the rider, the rider and the rider charge will terminate.

Rider Charge

A charge will be assessed for the guaranteed minimum withdrawal benefit. The charge for the guaranteed minimum withdrawal benefit is calculated [quarterly] as a percentage of the Benefit Base and deducted [quarterly] from the Contract Value. The charges are shown on the Contract Data Pages. We may apply different charges for the rider for a Contract that is a single Annuitant contract and a Contract that is a Joint Annuitant contract. Once a Contract is a Joint Annuitant contract and the Joint Annuitant rider charge is applied, the Joint Annuitant rider charge will continue while the rider is in effect. If a spouse is added as Joint Annuitant after the Contract is issued, new charges may apply. These new charges may be higher than the charges previously applied to your Contract. The charges for this rider will never exceed the maximum charge of 2.00%. On the day the rider and/or the Contract terminates, the charges for this rider will be calculated, prorata, and deducted.

When this Rider is Effective

The rider becomes effective on the Contract Date. It will remain in effect while this Contract is in force and before the Annuity Commencement Date. You may terminate this rider apart from the Contract on any Contract anniversary on or after the [5/th/] Contract anniversary. Otherwise this rider and the corresponding charges will terminate on the Annuity Commencement Date.

Change of Ownership

You may assign the benefits provided under this rider. The Annuitant(s) will not change if you assign benefits. We must be notified in writing if you assign the benefits of this rider.

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General Provisions

For purposes of this rider:
  . A non-natural entity Owner must name an Annuitant and may name the Annuitant's spouse as a Joint Annuitant.
  . An individual Owner must also be an Annuitant and may name his/her spouse as Joint Annuitant at issue.
  .  A Joint Owner must be the Owner's spouse.
  . If you marry after issue, you may add your spouse as a Joint Owner and Joint Annuitant or as a Joint Annuitant only, subject to our approval.

For Genworth Life Insurance Company of New York,




                                          /s/ David J. Sloane
                                          [David J. Sloane]
                                          [President]


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                  GENWORTH LIFE INSURANCE COMPANY OF NEW YORK

             GUARANTEED MINIMUM WITHDRAWAL BENEFIT FOR LIFE RIDER
--------------------------------------------------------------------------------

General Features

This rider provides for a guaranteed minimum withdrawal benefit for the life of the Annuitant(s) and an additional death benefit. The Purchase Payment Benefit Amount, Roll-Up Value, Maximum Anniversary Value and Principal Protection Death Benefit on the Contract Date are equal to the initial Purchase Payment. The Benefit Base is used to calculate the guaranteed minimum withdrawal benefit. The Benefit Base does not impact the Contract Value, Surrender Value, Death Benefit or Income Payment under the Contract. Gross Withdrawals taken under this rider reduce the Contract Value by the amount of the Gross Withdrawal. Under this rider, at the time the Contract is issued or when an Annuitant is added to the Contract, Annuitant(s) must be age [45] through age [85]. There are two charges for this rider. One charge is calculated [quarterly] as a percentage of the Benefit Base and deducted [quarterly] from the Contract Value. Another charge is calculated [quarterly] as a percentage of the value of the Principal Protection Death Benefit and deducted [quarterly] from the Contract Value.

In order to obtain the full benefit described in this rider, your withdrawals must be limited. You must allocate all Purchase Payments and Contract Value to the Investment Strategy at all times. You may terminate this rider apart from the Contract on any Contract anniversary on or after the [5/th/] Contract anniversary (see When this Rider is Effective on page 8).

The Benefit Base and the Withdrawal Factor are used to determine the Withdrawal Limit. Any additional Purchase Payment will be applied to the Purchase Payment Benefit Amount and may be applied to the Roll-Up Value on the Valuation Day the additional Purchase Payment is received (see Purchase Payments and Roll-Up Value on page 4). You may reset your Maximum Anniversary Value to the Contract Value subject to the terms and requirements described below (see Maximum Anniversary Value and Reset on page 5).

The Withdrawal Limit is the total amount that you may withdraw in a Benefit Year without reducing the guaranteed minimum withdrawal benefit provided under this rider. The Withdrawal Limit equals the Benefit Base multiplied by the Withdrawal Factor (see Guaranteed Minimum Withdrawal Benefit on page 4). The Withdrawal Factor is established based on the age of the younger Annuitant on the earlier of the Valuation Day of the first Gross Withdrawal and the Valuation Day when the Contract Value is reduced to [$100].

If a Gross Withdrawal plus all prior Gross Withdrawals in a Benefit Year is in excess of the Withdrawal Limit, your Purchase Payment Benefit Amount, Roll-Up Value, Maximum Anniversary Value and Principal Protection Death Benefit are reduced (see Excess Withdrawals on page 6). The Roll-Up Value will not increase after this date.

The Purchase Payment Benefit Amount is an amount used to calculate the Benefit Base. Generally, the Purchase Payment Benefit Amount will equal your Purchase Payment(s). If no withdrawals are taken prior to the later of the [10/th/] anniversary of the Contract Date and the date the older Annuitant turns age [65] your Purchase Payment Benefit Amount will equal the sum of (a) plus (b), where:
   (a) is [200%] of Purchase Payments made in the [first] Contract year; and
   (b) Purchase Payments received after the [first] Contract year.

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The Roll-Up Value is an amount used to calculate the Benefit Base. The Roll-Up
Value may be adjusted based on the daily roll-up factor. On each Contract anniversary, if the Maximum Anniversary Value is greater than the current Roll-Up Value, the Roll-Up Value will be increased to the Maximum Anniversary Value. The Roll-Up Value will continue to increase until the date of the first withdrawal or the later of the [10/th/] anniversary of the Contract Date and the date the older Annuitant turns age [65]. The Roll-Up Value will not increase after this date.

Subsequent Purchase Payment(s) applied to your Contract generally will adjust your Purchase Payment Benefit Amount and Principal Protection Death Benefit, and may adjust your Roll-Up Value as described in the Roll-Up Value section. We reserve the right not to adjust the Purchase Payment Benefit Amount, the Principal Protection Death Benefit and/or the Roll-Up Value for any additional Purchase Payment(s) in order to control future risks under this rider. If we decide not to make adjustments, we will notify you [45] days prior to enacting this restriction.

The Maximum Anniversary Value is an amount used to calculate the Benefit Base. The Maximum Anniversary Value on the Contract Date is equal to the initial Purchase Payment. On each Contract anniversary, if the Contract Value is greater than the current Maximum Anniversary Value, the Maximum Anniversary Value will be increased to the Contract Value. If this day is not a Valuation Day, this reset will occur on the next Valuation Day. On the Valuation Day we reset your Maximum Anniversary Value, we will reset the Investment Strategy to the current Investment Strategy and reset the charges for this rider. The new charges, which may be higher than your previous charges, will never exceed the maximum annual charge of 2.00% of the Benefit Base plus the maximum annual charge of 0.50% of the value of the Principal Protection Death Benefit. Resets will occur automatically unless such automatic resets are or have been terminated.

Prior to the Annuity Commencement Date, at the death of any Annuitant, a Death Benefit may be payable under this Contract and rider. The amount of any Death Benefit payable will be the greater of (a), (b) and (c), where:
   (a) is the Death Benefit as calculated under the base Contract;
   (b) is the Principal Protection Death Benefit; and
   (c) is any amount payable by any other optional death benefit rider, if applicable.

The Death Benefit payable will be paid according to the distribution rules under the Contract. All other Death Provisions under the Contract and any optional death benefit riders, including distribution rules, apply.

Terms and Procedures

All rider terms will have the same meaning as under the Contract, unless otherwise stated.

Asset Allocation Model(s) -- The Asset Allocation Model(s) shown on the Contract Data Pages.

Benefit Base -- The amount used to calculate the Withdrawal Limit. The Benefit Base is only used to determine benefits under this rider. The Benefit Base is not the Contract Value.

Benefit Year -- Each one-year period following the Contract Date and each anniversary of that date.


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Designated Subaccounts -- The Designated Subaccounts shown on the Contract Data
Pages.

Gross Withdrawal -- An amount withdrawn from Contract Value including any surrender charge, any taxes withheld and any applicable premium taxes.

Investment Strategy -- The Asset Allocation Model(s) and/or Designated Subaccounts for this rider.

Maximum Anniversary Value -- An amount used to calculate the Benefit Base.

Principal Protection Death Benefit -- The death benefit provided under this rider for an additional charge.

Purchase Payment Benefit Amount -- An amount used to calculate the Benefit Base.

Roll-Up Value -- An amount used to calculate the Benefit Base. The Roll-Up Value on the Contract Date is equal to the initial Purchase Payment. The Roll-Up Value is only used to determine benefits under this rider. The Roll-Up Value is not the Contract Value.

Withdrawal Factor -- The percentage shown on the Contract Data Pages used to establish the Withdrawal Limit.

Withdrawal Limit -- The total amount you may withdraw in a Benefit Year without reducing the guaranteed minimum withdrawal benefit provided under this rider. The Withdrawal Limit equals the Benefit Base multiplied by the Withdrawal Factor.

Investment Strategy

You must allocate all Purchase Payments and Contract Value to the Investment Strategy at all times. The Investment Strategy options are shown on the Contract Data Pages and may include Designated Subaccounts and/or Asset Allocation Models.

Reallocations

You may reallocate Contract Value within the Investment Strategy by submitting a transfer request. We reserve the right to assess a charge for transfers in accordance with the terms of the Contract to which this rider is attached. The maximum transfer charge is shown on the Contract Data Pages.

On a monthly basis, we will rebalance Contract Value to the Subaccounts in accordance with the percentages allocated. In addition, on any Valuation Day after any transaction involving a withdrawal, receipt of a Purchase Payment or a transfer of Contract Value, we will rebalance Contract Value to the Subaccounts in accordance with the percentages allocated, unless you instruct us otherwise. Your allocation instructions must always comply with the Investment Strategy.

Allocations outside of the Investment Strategy are not allowed.

The Guarantee Account, if any, under the Contract will not be available as an Investment Option under this rider for as long as this rider is in effect.

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Guaranteed Minimum Withdrawal Benefit

If you limit total Gross Withdrawals in a Benefit Year to an amount no greater than the Withdrawal Limit, then you will be eligible to receive total Gross Withdrawals in each Benefit Year equal to the Withdrawal Limit until the last death of an Annuitant.

Withdrawal Limit
The Withdrawal Limit is calculated on each Valuation Day. The Withdrawal Limit equals the Benefit Base multiplied by the Withdrawal Factor. The Withdrawal Factor percentages are shown on the Contract Data Pages.

The Withdrawal Factor is based on the age of the younger Annuitant. The Withdrawal Factor will be fixed on the earlier of the Valuation Day of the first withdrawal and the Valuation Day when the Contract Value is reduced to [$100].

Benefit Base
The Benefit Base is an amount used to establish the Withdrawal Limit. The Benefit Base on the Contract Date is equal to the initial Purchase Payment. On each Valuation Day, the Benefit Base is the greatest of the Purchase Payment Benefit Amount, the Roll-Up Value and the Maximum Anniversary Value. The Benefit Base may change as a result of a Purchase Payment, withdrawal, or reset as described below.

Purchase Payments
Any Purchase Payment applied to your Contract will adjust your Purchase Payment Benefit Amount and Principal Protection Death Benefit, and may adjust your Roll-Up Value as described in the Roll-Up Value section below. You must allocate all Purchase Payments and Contract Value to the Investment Strategy at all times.

We reserve the right to not adjust the Purchase Payment Benefit Amount, Principal Protection Death Benefit, and/or the Roll-Up Value for any additional Purchase Payments.

Purchase Payment Benefit Amount
The Purchase Payment Benefit Amount will equal your Purchase Payment(s) unless adjusted as described in this provision.

If no withdrawals are taken prior to the later of the [10/th/] anniversary of the Contract Date and the date the older Annuitant turns age [65], your Purchase Payment Benefit Amount will equal the sum of (a) plus (b), where:
   (a) is [200%] of Purchase Payments made in the [first] Contract year; and
   (b) Purchase Payments received after the [first] Contract year.

On any Valuation Day you make a Gross Withdrawal, if that Gross Withdrawal plus all prior Gross Withdrawals within that Benefit Year is in excess of the Withdrawal Limit, your Purchase Payments Benefit Amount will be reduced on a pro-rata basis by the excess amount as described in the Excess Withdrawals section below.

Roll-Up Value
The Roll-Up Value on the Contract Date is equal to the initial Purchase Payment. We will increase your Roll-Up Value on each day. The new Roll-Up Value is equal to the sum of (a) and (b), multiplied by (c), where:
   (a) is the Roll-Up Value on the prior day;

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   (b) is any Purchase Payment(s) made on the prior Valuation Day; and
   (c) is the daily roll-up factor shown on the Contract Data Pages.

On each Contract anniversary, if the Maximum Anniversary Value is greater than the current Roll-Up Value, the Roll-Up Value will be increased to the Maximum Anniversary Value. If this day is not a Valuation Day, this adjustment will occur on the next Valuation Day. The Roll-Up Value will continue to increase until the date of the first withdrawal or the later of the [10/th/] anniversary of the Contract Date and the date the older Annuitant turns age [65]. The Roll-Up Value will not increase after this date.

On any Valuation Day you make a Gross Withdrawal, if that Gross Withdrawal plus all prior Gross Withdrawals within that Benefit Year is in excess of the Withdrawal Limit, your Roll-Up Value will be reduced on a pro-rata basis by the excess amount as described in the Excess Withdrawals section below. The Roll-Up Value will not increase after this date.

Maximum Anniversary Value and Reset
The Maximum Anniversary Value on the Contract Date is equal to the initial Purchase Payment. On each Contract anniversary, if the Contract Value is greater than the current Maximum Anniversary Value, the Maximum Anniversary Value will be increased to the Contract Value. If this day is not a Valuation Day, this reset will occur on the next Valuation Day.

On any Valuation Day you make a Gross Withdrawal, if that Gross Withdrawal plus all prior Gross Withdrawals within that Benefit Year is in excess of the Withdrawal Limit, your Maximum Anniversary Value will be reduced on a pro-rata basis by the excess amount as described in the Excess Withdrawals section below.

On the Valuation Day we reset your Maximum Anniversary Value, we will reset the Investment Strategy to the current Investment Strategy and reset the charges for this rider. The new charges, which may be higher than your previous charges, will never exceed the maximum annual charge of 2.00% of the Benefit Base plus the maximum annual charge of 0.50% of the value of the Principal Protection Death Benefit.

Resets will occur automatically unless such automatic resets are or have been terminated as described below.

Automatic resets will continue until and unless:
   (a) you submit a written request to terminate automatic resets (such request must be received at least [15 days] prior to the Contract anniversary date);
   (b) the Investment Strategy changes, allocations are affected, and we do not receive confirmation of new allocations;
   (c) the Annuity Commencement Date is reached; or
   (d) there is a change in ownership of the Contract.

If automatic resets have terminated, you may later reinstate automatic resets for any future Contract anniversary by submitting a written request to do so; provided you are following the Investment Strategy and you have not reached the Annuity Commencement Date.

Any change to the charges or to the required Investment Strategy for this rider will be communicated to you in writing prior to the Contract anniversary date. Upon reset, these changes will apply. The reset provision will end if, on the Contract anniversary, any Annuitant is older than the maximum reset age as shown on the Contract Data Pages.

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Excess Withdrawals

If a Gross Withdrawal plus all prior Gross Withdrawals within a Benefit Year is in excess of the Withdrawal Limit, your Purchase Payment Benefit Amount, Principal Protection Death Benefit, Roll-Up Value and Maximum Anniversary Value will be recalculated to reflect a pro-rata reduction for each dollar that is in excess of your Withdrawal Limit. Your new Purchase Payment Benefit Amount, Principal Protection Death Benefit, Roll-Up Value and Maximum Anniversary Value after such a withdrawal will be calculated by multiplying each of (a) by (b), divided by (c), where:
   (a) is the Purchase Payment Benefit Amount, Principal Protection Death Benefit, Roll-Up Value and Maximum Anniversary Value before the Gross Withdrawal;
   (b) is the Contract Value after the Gross Withdrawal; and
   (c) is the Contract Value before the Gross Withdrawal reduced by any remaining Withdrawal Limit.

For purposes of (c) above, "any remaining Withdrawal Limit" is the Gross Withdrawal that could have been taken without exceeding the Withdrawal Limit.

If the total Gross Withdrawals in a Benefit Year are less than or equal to the Withdrawal Limit, we will waive any surrender charge on the Gross Withdrawals.

Required Minimum Distributions
The Withdrawal Limit will be increased for any Benefit Year to the extent necessary to meet any minimum distribution requirements (before death) under federal tax law. This increase applies only to the required minimum distribution based on the value of the Contract.

Reduction in Contract Value

After taking a withdrawal, your Contract Value may be less than the amount required to keep your Contract in effect. In this event, or if your Contract Value is less than or equal to [$100], the following will occur:
  . If the Withdrawal Limit is less than [$100], we will pay you the greatest of the following:
      (a) the Contract Value;
      (b) a lump sum equal to the present value of future lifetime payments in the amount of the Withdrawal Limit calculated using the [2000 Annuity Mortality Table] and an interest rate of [3%]; and
      (c) the Principal Protection Death Benefit.
  . If the Withdrawal Limit is greater than [$100], we will begin Income Payments. We will make payments of a fixed amount for the life of the Annuitant or, if there are Joint Annuitants, the last surviving Annuitant. The fixed amount payable annually will equal the most recently calculated Withdrawal Limit. We will make payments monthly unless agreed otherwise. If the monthly amount is less than [$100], we will reduce the frequency, to no less than annual, so that the payment will be at least [$100]. The Principal Protection Death Benefit will continue under this provision. The Principal Protection Death Benefit will be reduced by each payment. The Principal Protection Death Benefit, if any, will be payable on the last death of an Annuitant.

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Principal Protection Death Benefit

The Principal Protection Death Benefit is used to determine the death benefit at the death of last Annuitant, if any, payable under this Contract and rider as described in the Death Provisions section below.

The Principal Protection Death Benefit on the Contract Date is equal to the initial Purchase Payment. Purchase Payments in a Benefit Year increase the Principal Protection Death Benefit.

Gross Withdrawals in a Benefit Year decrease the Principal Protection Death Benefit. If a Gross Withdrawal plus all prior Gross Withdrawals within that Benefit Year is less than or equal to the Withdrawal Limit, the Principal Protection Death Benefit will be reduced by the Gross Withdrawal. If a Gross Withdrawal plus all prior Gross Withdrawals within that Benefit Year is in excess of the Withdrawal Limit, your Principal Protection Death Benefit will be reduced on a pro-rata basis for each dollar that is in excess of your Withdrawal Limit, as described in the Excess Withdrawals section above.

At the death of the last Annuitant, a Death Benefit may be payable under this Contract and rider. The amount of any Death Benefit payable will be the greatest of (a), (b) and (c), where:
   (a) is the Death Benefit as calculated under the base Contract;
   (b) is the Principal Protection Death Benefit; and
   (c) is any amount payable by any other optional death benefit rider, if applicable.

Death Provisions

At the death of any Annuitant, a Death Benefit may be payable under the Contract. The Death Benefit, if any, will be paid according to the distribution rules under the Contract. All other Death Provisions under the Contract and any optional death benefit riders, including distribution rules, apply.

If the designated beneficiary is a surviving spouse who is not an Annuitant, whose age is [45] through [85], and who elects to continue the Contract as the new Owner, this rider will continue. The Purchase Payment Benefit Amount, Principal Protection Death Benefit, Roll-Up Value and Maximum Anniversary Value for the new Owner will be the Death Benefit determined as of the first Valuation Day we receive at our [Service Center] due proof of death and all required forms. The Withdrawal Factor for the new Owner will be based on the age of that Owner on the date of the first Gross Withdrawal for that Owner.

If the designated beneficiary is a surviving spouse who is an Annuitant and who elects to continue the Contract as the Owner, this rider will continue. The Purchase Payment Benefit Amount, Principal Protection Death Benefit, Roll-Up Value and Maximum Anniversary Value will be the same as it was under the Contract for the deceased Owner. If no withdrawals were taken prior to the first Valuation Day we receive due proof of death and all required forms at our [Service Center], the Withdrawal Factor for the surviving spouse will be established based on the age of the surviving spouse on the date of the first Gross Withdrawal for the surviving spouse. Otherwise, the Withdrawal Factor will continue as it was under the Contract for the deceased Owner.

If the surviving spouse cannot continue the rider, the rider and the rider charges will terminate.


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Rider Charge

A charge will be assessed for the guaranteed minimum withdrawal benefit. Another charge will be assessed for the Principal Protection Death Benefit. The charge for the guaranteed minimum withdrawal benefit is calculated [quarterly] as a percentage of the Benefit Base and deducted [quarterly] from the Contract Value. The charge for the Principal Protection Death Benefit is calculated [quarterly] as a percentage of the value of the Principal Protection Death Benefit and deducted [quarterly] from the Contract Value. The charges are shown on the Contract Data Pages. We may apply different charges for the rider for a Contract that is a single Annuitant contract and a Contract that is a Joint Annuitant contract. Once a Contract is a Joint Annuitant contract and the Joint Annuitant rider charge is applied, the Joint Annuitant rider charge will continue while the rider is in effect. If a spouse is added as Joint Annuitant after the Contract is issued, new charges may apply. These new charges may be higher than the charges previously applied to your Contract. The new charges, which may be higher than your previous charges, will never exceed the maximum annual charge of 2.00% of the Benefit Base plus the maximum annual charge of 0.50% of the value of the Principal Protection Death Benefit. On the day the rider and/or the Contract terminates, the charges for this rider will be calculated, prorata, and deducted.

When this Rider is Effective

The rider becomes effective on the Contract Date. It will remain in effect while this Contract is in force and before the Annuity Commencement Date. You may terminate this rider apart from the Contract on any Contract anniversary on or after the [5/th/] Contract anniversary. Otherwise this rider and the corresponding charges will terminate on the Annuity Commencement Date.

Change of Ownership

You may assign the benefits provided under this rider. The Annuitant(s) will not change if you assign benefits. We must be notified in writing if you assign the benefits of this rider.

General Provisions

For purposes of this rider:
  . A non-natural entity Owner must name an Annuitant and may name the Annuitant's spouse as a Joint Annuitant.
  . An individual Owner must also be an Annuitant and may name his/her spouse as Joint Annuitant at issue.
  .  A Joint Owner must be the Owner's spouse.
  . If you marry after issue, you may add your spouse as a Joint Owner and Joint Annuitant or as a Joint Annuitant only, subject to our approval.

For Genworth Life Insurance Company of New York,

                                          /s/ David J. Sloane

                                          [David J. Sloane]
                                          [President]

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